UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                           AMENDMENT TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Amendment No. 1

          The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated May 5, 1998 and filed May 19, 1998, as set forth in the pages attached hereto:

Item 7  Financial Statements, Pro Forma Financial Information and Exhibits

                                   May 5, 1998
                Date of Report (Date of earliest event reported)
                                     1-9078
                             Commission File Number


                             THE ALPINE GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)
                                   22-1620387
                     (I.R.S. Employer Identification Number)



                                  1790 Broadway
                          New York, New York 10019-1412
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 757-3333
              (Registrant's telephone number, including area code)





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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Pro Forma Financial Information. The pro forma financial information included herein reflects the pro forma effects of the acquisition of Cables of Zion United Works Ltd. ("COZ") (which occurred on May 5, 1998), the acquisition of American Premier Holdings, Inc. ("APHI") (which occurred on January 30, 1998) and the acquisition of Hepworth Refractories Limited ("Hepworth") (which occurred on April 15, 1997). Such pro forma financial statements (including appropriate pro forma adjustments) reflect (i) the condensed historical statement of operations of The Alpine Group, Inc. ("Alpine") for the fiscal year ended April 30, 1997 (derived from Alpine's Consolidated Financial Statements) combined with the unaudited condensed historical statement of operations of Hepworth for the 12-month period ended March 31, 1997, the unaudited condensed historical statement of operations of APHI for the 12-month period ended March 31, 1997 and the unaudited condensed historical statement of operations of COZ for the 12-month period ended March 31, 1997, and (ii) the unaudited condensed historical balance sheet and statement of operations of Alpine as of January 31, 1998 and for the nine months then ended combined with the unaudited condensed historical balance sheet and statement of operations of APHI and COZ as of December 31, 1997 and for the nine months then ended.

         The unaudited pro forma condensed combined statements of operations for the 12 months ended April 30, 1997 and the nine months ended January 31, 1998 give effect to the above-referenced transactions as if they had occurred on May 1, 1996.

         The unaudited balance sheet of Alpine at January 31, 1998 and the pro forma statements of operations are based upon preliminary estimates of values, transaction costs, plant and product line closure, and relocation costs and preliminary appraisals. The actual recording of the transactions will be based on final appraisals, values, closure, relocation costs and transactions costs. Accordingly, the actual recording of the transactions can be expected to differ from the financial statements presented herein.

         The pro forma statements of operations do not necessarily represent the results of operations that might have occurred had the transactions been consummated as of the dates referred to above, nor are they necessarily indicative of future operations of Alpine. Such pro forma statements should be read in conjunction with the Consolidated Financial Statements of Alpine, together with the respective notes thereto.

         (a) Not applicable

         (b) Pro Forma Condensed Combined Financial Statements (Unaudited)

         (c) Exhibits

         (1) Reference is made to Exhibit 1 in Item 7(c) of the Current Report on Form 8-K, dated May 5, 1998 and filed May 19, 1998, which is incorporated herein by reference.


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 20, 1998                              THE ALPINE GROUP, INC.



                                                   By:   /s/ David S. Aldridge
                                                         David S. Aldridge
                                                         Chief Financial Officer

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